                                                                   EXHIBIT 10.65

                                                                  EXECUTION COPY




            AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDMENT dated as of December 20, 2002 to the Amended and Restated Credit Agreement dated as of April 25, 2001 (as amended prior to the date hereof, the "CREDIT AGREEMENT") among BEVERLY ENTERPRISES, INC. (with its successors, the "BORROWER"), the BANKS listed on the signature pages thereof, JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, successor by merger to Morgan Guaranty Trust Company of New York), as Issuing Bank (with its successors in such capacity, the"ISSUING BANK"), and JPMORGAN CHASE BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                                  WITNESSETH:

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein"and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Definition of Amendment No. 3. Section 1.01 of the Credit Agreement is hereby amended by adding, in appropriate alphabetical order, the following definition of "Amendment No. 3":

         "AMENDMENT NO. 3" means Amendment No. 3 to Amended and Restated Credit Agreement dated as of December 20, 2002 among the Borrower, the Banks, the Issuing Bank and the Administrative Agent.


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         SECTION 3. Definition of Consolidated EBITDA. The definition of
"Consolidated EBITDA" in Section 1.01 of the Credit Agreement is amended to read in full as follows:

         "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income of the Borrower and its Consolidated Subsidiaries for such period plus, without duplication, any amounts deducted in determining such Consolidated Net Income in respect of (a) Consolidated Interest Charges for such period, (b) Consolidated Tax Charges for such period, (c) expenses for such period of the types classified as "depreciation and amortization" on the consolidated statement of operations included in the Base Financials, (d) non-cash charges for such period under FASB Statement No. 142, Goodwill and Other Intangible Assets, (e) non-cash expenses for such period arising from the grant of stock options to officers, directors and employees of the Borrower and its Consolidated Subsidiaries and
(f) non-cash charges in the fiscal quarter ending December 31, 2002 arising from the Borrower's change in its methodology for establishing patient liability reserves from a discounted to a non-discounted basis; provided that, unless all of the Banks shall have consented to Amendment No. 3, for purposes of the definition of Pricing Ratio contained in the Pricing Schedule (and the definition of Consolidated EBITDAR contained therein), Consolidated EBITDA shall be calculated without regard to clauses (d), (e) and (f) above.

         SECTION 4. Amendment of Minimum Consolidated Net Worth Covenant.
Section 5.05 of the Credit Agreement is amended to read in full as follows:

                  SECTION 5.05. Minimum Consolidated Net Worth. Consolidated Net Worth shall not be less than:

                  (a) on any date prior to December 31, 2002, an amount equal to 85% of Consolidated Net Worth at December 31, 2001 plus (i) 50% of the aggregate positive Consolidated Net Income (excluding any consolidated net loss) of the Borrower and its Consolidated Subsidiaries for each fiscal quarter ending after December 31, 2001 plus (ii) 50% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Borrower's board of directors), received by the Borrower from the issuance and sale after December 31, 2001 of any capital stock of the Borrower (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Debt of the Borrower into capital stock of the Borrower after

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         December 31, 2001 plus (iii) the excess (if any) of the aggregate amount of Specified 2001 Charges (exclusive of charges against reserves established on or prior to September 30, 2001) over $290,000,000; and

         (b) on any date on or after December 31, 2002, an amount equal to (i) the greater of (x) 85% of Consolidated Net Worth at December 31, 2002 and (y) $135,000,000 plus (ii) 50% of the aggregate positive Consolidated Net Income (excluding any consolidated net loss) of the Borrower and its Consolidated Subsidiaries for each fiscal quarter ending after December 31, 2002 plus (iii) 50% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Borrower's board of directors), received by the Borrower from the issuance and sale after December 31, 2002 of any capital stock of the Borrower (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Debt of the Borrower into capital stock of the Borrower after December 31, 2002.

         SECTION 5. Consent to Amendment of Pledge Agreement and Subsidiary Guaranty. The Banks party hereto hereby consent to (i) the amendment of the Pledge Agreement set forth in Amendment No. 2 to Amended and Restated Pledge Agreement dated as of December 20, 2002 among the Borrower, Beverly Health, Beverly Enterprises - Pennsylvania, Inc. and the Administrative Agent and (ii) the amendment of the Subsidiary Guaranty set forth in Amendment No. 2 to Amended and Restated Subsidiary Guaranty dated as of December 20, 2002.

         SECTION 6. Representations. (a) The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment No. 3 Effective Date and (ii) no Default will have occurred and be continuing on such date.

         (b) Each Subsidiary Guarantor represents and warrants that the representations and warranties set forth in Article 3 of the Amended and Restated Subsidiary Guaranty dated as of April 25, 2001 (as amended through to the Amendment No. 3 Effective Date) among the Borrower and the Subsidiaries of the Borrower party thereto will be true on and as of the Amendment No. 3 Effective Date.




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         SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 9. Effectiveness. . This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "AMENDMENT NO. 3 EFFECTIVE DATE"):

         (a) the Administrative Agent shall have received from each of the Borrower, the Subsidiary Guarantors, and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

         (b) the Administrative Agent shall have received (i) from each of the Borrower, Beverly Health and Beverly Enterprises-Pennsylvania, Inc. a counterpart of Amendment No. 2 to Amended and Restated Pledge Agreement dated as of December 20, 2002 signed by such party and (ii) from each of the Borrower and the Subsidiary Guarantors a counterpart of Amendment No. 2 to Amended and Restated Subsidiary Guaranty dated as of December 20, 2002 signed by such party (or, in either case, facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart thereof);

         (c) The Administrative Agent shall have received a favorable written opinion of each of (i) John Arena, General Counsel - Corporate of the Borrower, and (ii) Weil, Gotshal & Manges LLP, in each case covering such matters as the Required Banks shall reasonably request (including, without limitation, non-contravention of principal debt agreements), and in each case in form and substance satisfactory to the Administrative Agent;




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                        BEVERLY ENTERPRISES, INC.


                        By:
                           -----------------------------
                        Title:


                        SUBSIDIARY GUARANTORS:

                        4F FUNDING, INC. (f/k/a Beverly Enterprises
                          - Oklahoma, Inc.)
                        AEDON STAFFING, LLC
                        AEDON HOMECARE, LLC
                        AEGIS THERAPIES, INC. (f/k/a
                          Beverly Rehabilitation, Inc.)
                        AEGIS THERAPIES-FLORIDA, INC.
                        (f/k/a AEGIS-Florida, Inc.)
                        AGI-CAMELOT, INC.
                        ARBORLAND MANAGEMENT
                          COMPANY, INC.
                        BEVERLY - ALTOONA HOLDINGS, LLC
                        BEVERLY- BELLA VISTA HOLDING, INC.
                        BEVERLY- CAMP HILL HOLDINGS, LLC
                        BEVERLY - CLARION HOLDINGS, LLC
                        BEVERLY - FITCHBURG HOLDINGS, LLC
                        BEVERLY - MELROSE HOLDINGS, LLC
                        BEVERLY - MERCED HOLDINGS, LLC
                        BEVERLY - INDIANAPOLIS, LLC
                        BEVERLY - MISSOURI VALLEY
                          HOLDING, INC.
                        BEVERLY - NEWMAN HOLDINGS, LLC
                        BEVERLY - RAPID CITY HOLDING, INC.
                        BEVERLY - WARREN HOLDINGS, LLC
                        BEVERLY - CLINICAL, INC.
                        BEVERLY ENTERPRISES
                          INTERNATIONAL LIMITED
                        BEVERLY ENTERPRISES -
                          ALABAMA, INC.
                        BEVERLY ENTERPRISES -
                          ARIZONA, INC.



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                        BEVERLY ENTERPRISES -
                          ARKANSAS, INC.
                        BEVERLY ENTERPRISES -
                          CALIFORNIA, INC.
                        BEVERLY ENTERPRISES -
                          COLORADO, INC.
                        BEVERLY ENTERPRISES -
                          CONNECTICUT, INC.
                        BEVERLY ENTERPRISES -
                          DELAWARE, INC.
                        BEVERLY ENTERPRISES -
                          DISTRIBUTION SERVICES, INC.
                        BEVERLY ENTERPRISES - DISTRICT OF
                          COLUMBIA, INC.
                        BEVERLY ENTERPRISES -
                          FLORIDA, INC.
                        BEVERLY ENTERPRISES -
                          GARDEN TERRACE, INC.
                        BEVERLY ENTERPRISES -
                          GEORGIA, INC.
                        BEVERLY ENTERPRISES - HAWAII, INC.
                        BEVERLY ENTERPRISES - IDAHO, INC.
                        BEVERLY ENTERPRISES - ILLINOIS, INC.
                        BEVERLY ENTERPRISES -
                          INDIANA, INC.
                        BEVERLY ENTERPRISES - IOWA, INC.
                        BEVERLY ENTERPRISES - KANSAS, LLC
                          (successor to Beverly Enterprises -
                          Kansas, Inc.)
                        BEVERLY ENTERPRISES -
                          KENTUCKY, INC.
                        BEVERLY ENTERPRISES -
                          LOUISIANA, INC.
                        BEVERLY ENTERPRISES - MAINE, INC.
                        BEVERLY ENTERPRISES -
                          MARYLAND, INC.
                        BEVERLY ENTERPRISES -
                          MASSACHUSETTS, INC.
                        BEVERLY ENTERPRISES -
                          MICHIGAN, INC.
                        BEVERLY ENTERPRISES -
                          MINNESOTA, LLC (successor to
                          Beverly Enterprises - Minnesota, Inc.)




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

                        BEVERLY ENTERPRISES -
                          MISSISSIPPI, INC.
                        BEVERLY ENTERPRISES -
                          MISSOURI, INC.
                        BEVERLY ENTERPRISES -
                          MONTANA, INC.
                        BEVERLY ENTERPRISES -
                          NEBRASKA, INC.
                        BEVERLY ENTERPRISES -
                          NEVADA, INC.
                        BEVERLY ENTERPRISES - NEW
                          HAMPSHIRE, INC.
                        BEVERLY ENTERPRISES - NEW
                          JERSEY, INC.
                        BEVERLY ENTERPRISES - NEW
                          MEXICO, INC.
                        BEVERLY ENTERPRISES - NORTH
                          CAROLINA, INC.
                        BEVERLY ENTERPRISES - NORTH
                          DAKOTA, INC.
                        BEVERLY  ENTERPRISES - OHIO, INC.
                        BEVERLY  ENTERPRISES - OREGON,
                          INC.
                        BEVERLY ENTERPRISES -
                         PENNSYLVANIA, INC.
                        BEVERLY ENTERPRISES - RHODE
                          ISLAND, INC.
                        BEVERLY ENTERPRISES - SOUTH
                          CAROLINA, INC.
                        BEVERLY ENTERPRISES - TENNESSEE,
                          INC.
                        BEVERLY ENTERPRISES - TEXAS, INC.
                        BEVERLY ENTERPRISES - UTAH, INC.
                        BEVERLY ENTERPRISES - VERMONT, INC.
                        BEVERLY ENTERPRISES - VIRGINIA, INC.
                        BEVERLY ENTERPRISES -
                          WASHINGTON, INC.
                        BEVERLY ENTERPRISES - WEST
                          VIRGINIA, INC.
                        BEVERLY ENTERPRISES - WISCONSIN,
                          INC.
                        BEVERLY ENTERPRISES - WYOMING, INC.
                        BEVERLY HEALTH AND


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                          REHABILITATION SERVICES, INC.
                        BEVERLY HEALTHCARE, LLC
                        BEVERLY HEALTHCARE - CALIFORNIA,
                          INC.
                        BEVERLY HOLDINGS I, INC.
                        BEVERLY INDEMNITY, LTD.
                        BEVERLY MANOR INC. OF HAWAII
                        BEVERLY REAL ESTATE HOLDINGS, INC.
                        BEVERLY SAVANA CAY MANOR, INC.
                        BEVRD, LLC
                        CARROLLTON PHYSICAL THERAPY
                          CLINIC, INC.
                        CERES OXYGEN SERVICES, LLC
                        CERES STRATEGIES, INC. (f/k/a/ Beverly
                          Healthcare Acquisition, Inc.)
                        COMMERCIAL MANAGEMENT, INC.
                        COMMUNITY CARE, INC.
                        COMPASSION AND PERSONAL CARE
                          SERVICES, INC.
                        EASTERN HOME HEALTH SUPPLY &
                          EQUIPMENT CO., INC.
                        GREENVILLE REHABILITATION
                          SERVICES, INC.
                        HALLMARK CONVALESCENT HOMES, INC.
                        HOMECARE PREFERRED CHOICE, INC.
                        HOME HEALTH AND REHABILITATION
                          SERVICES, INC.
                        HOSPICE OF EASTERN CAROLINA, INC.
                        HOSPICE PREFERRED CHOICE, INC.
                        LARES CARE RESOURCE, LLC
                        LAS COLINAS PHYSICAL THERAPY
                          CENTER, INC.
                        LIBERTY NURSING HOMES,
                          INCORPORATED
                        MATRIX HEALTHCARE SERVICES, LLC
                        MATRIX OCCUPATIONAL HEALTH, INC.
                        MATRIX REHABILITATION, INC.
                        MATRIX WELLNESS, LLC
                        MATRIX REHABILITATION -
                          DELAWARE, INC.
                        MATRIX REHABILITATION - GEORGIA,
                          INC.
                        MATRIX REHABILITATION -

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                          MARYLAND, INC.
                        MATRIX REHABILITATION - OHIO, INC.
                        MATRIX REHABILITATION - SOUTH
                          CAROLINA, INC.
                        MATRIX REHABILITATION - TEXAS, INC.
                        MEDICAL ARTS HEALTH FACILITY OF
                          LAWRENCEVILLE, INC.
                        MODERNCARE OF LUMBERTON, INC.
                        NEBRASKA CITY S-C-H, INC.
                        NORTH DALLAS PHYSICAL THERAPY
                          ASSOCIATES, INC.
                        NURSING HOME OPERATORS, INC.
                        PETERSEN HEALTH CARE, INC.
                        SOUTH ALABAMA NURSING HOME, INC.
                        SOUTH DAKOTA - BEVERLY
                          ENTERPRISES, INC.
                        SPECTRA HEALTHCARE ALLIANCE, INC.
                        TAR HEEL INFUSION COMPANY, INC.
                        THE PARKS PHYSICAL THERAPY AND
                          WORK HARDENING CENTER, INC.
                        THERAPHYSICS CORP
                        THERAPHYSICS PARTNERS OF
                          COLORADO, INC.
                        THERAPHYSICS PARTNERS OF TEXAS,
                          INC.
                        THERAPHYSICS PARTNERS OF
                          WESTERN PENNSYLVANIA, INC.
                        TMD DISPOSITION COMPANY
                        VANTAGE HEALTHCARE
                          CORPORATION




                        All by:
                                -----------------------------
                                Title:


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                        JPMORGAN CHASE BANK (formerly known as The Chase
                        Manhattan Bank successor by merger to Morgan Guaranty Trust Company of New York)


                        By:
                            ----------------------------------
                           Title:


                        BANK OF AMERICA, N.A.


                        By:
                            ----------------------------------
                            Title:


                        THE BANK OF NEW YORK


                        By:
                            ----------------------------------
                            Title:


                        BANK OF MONTREAL


                        By:
                            ----------------------------------
                            Title:


                        GENERAL ELECTRIC CAPITAL  CORPORATION


                        By:
                            ----------------------------------
                            Title:


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